As filed with the Securities and Exchange Commission on May 13, 2003
                                                      Registration No. 333-72271

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ----------------

                           United Road Services, Inc.
             (Exact name of Registrant as specified in its charter)
                                ----------------
                 Delaware                                      94-3278455
     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)
                                ----------------
                             17 Computer Drive West
                             Albany, New York, 12205
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)
                                ----------------

                           UNITED ROAD SERVICES, INC.
                         1998 EMPLOYEE STOCK OPTION PLAN

                           UNITED ROAD SERVICES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN
                            (Full title of the plans)
                                ----------------

                                 Michael Wysocki
                             Chief Executive Officer
                             17 Computer Drive West
                             Albany, New York, 12205
                                 (518) 446-0140

 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                 with a copy to:

                              Karen A. Dewis, Esq.
                             McDermott, Will & Emery
                            600 Thirteenth Street, NW
                            Washington, DC 20005-3096


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

                          DEREGISTRATION OF SECURITIES

     On February 2, 1999, United Road Services, Inc. ("URSI") filed a registration statement on Form S-8 No. 333-72271 for the purpose of registering 1,778,885 shares of its common stock, par value $.001 per share ("Common Stock"), to be issued under the United Road Services, Inc. 1998 Employee Stock Option Plan and the United Road Services, Inc. Non-Qualified Stock Option Plan. URSI is filing this Post-Effective Amendment No. 1 to that registration statement to deregister any and all remaining unsold shares of Common Stock covered by such registration statement as of the date hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 9th day of May, 2003.

                                  United Road Services, Inc.


                                  By:  /s/ Michael Wysocki
                                      ------------------------------------------
                                       Michael Wysocki
                                       Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-8 has been signed by the following persons in the capacities indicated below on this 9th day of May, 2003.


       Signature                                       Title
       ---------                                       -----

/s/ Michael Wysocki                         Chief Executive Officer and Director
-----------------------------------         (Principal Executive Officer and
Michael Wysocki                             Principal Financial and Accounting
                                            Officer)


/s/ Ed Morawski                             Director
-----------------------------------
Ed Morawski


/s/ Joe Rhodes                              Director
-----------------------------------
Joe Rhodes


/s/ Larry Fagan                             Director
-----------------------------------
Larry Fagan


/s/ Michael Psaros                          Director
-----------------------------------
Michael Psaros


/s/ David Shapiro                           Director
-----------------------------------
David Shapiro


/s/ Eugene Keilin                           Director
-----------------------------------
Eugene Keilin


/s/ Raquel Palmer                           Director
-----------------------------------
Raquel Palmer


                                            Director
-----------------------------------
Brian Riley


/s/ Stephen Presser                         Director
-----------------------------------
Stephen Presser


/s/ Kenneth Fisher                          Director
-----------------------------------
Kenneth Fisher